Hippo Reports First Quarter 2025 Financial Results and will Hold an Investor Day on June 12, 2025 SAN JOSE, Calif. May 07, 2025 – Hippo (NYSE: HIPO), the home insurance group focused on proactive home protection, today announced its consolidated financial results for the three months that ended March 31, 2025. "We delivered on two of our most important objectives as a company. We proactively supported customers affected by the Los Angeles wildfires and further advanced the key long-term value drivers in our business," said Hippo President and CEO Rick McCathron."Our homebuilder channel, which provides access to new, more resilient homes, drove a 35% year-over-year increase in gross written premium. Written premium outside of the Hippo Home Insurance Program increased by 21% year-over-year––an important source of diversification." The company also announced it has signed an agreement to raise a $50 million surplus note1. It plans to use the incremental, risk-based capital to support the growth of diversified product lines it accesses via the Spinnaker platform. "High interest in our surplus note demonstrates the trust and enthusiasm investors have in Hippo and our ability to sustain a growth trajectory while maintaining strong underwriting results," said McCathron. Hippo will hold an Investor Day on Thursday, June 12, 2025, in New York City. The event will include presentations from senior leadership outlining the company’s strategic direction and long-term financial targets. Complete financial results and full year guidance for 2025 can be found in the company's shareholder letter in the Investor Relations section of Hippo’s website at https://investors.hippo.com/. First Quarter Highlights Top-line Growth Continues • Q1 revenue up 30% YoY to $110m • IaaS revenue grew 91% YoY driven by higher gross earned premium and higher premium retention • HHIP revenue grew by 12% YoY driven by higher premium retention offset by lower gross earned premium Loss Ratios Higher YoY, driven by the LA wildfires • HHIP Gross Loss Ratio of 121%, a 41pp increase YoY; LA wildfires contributed 56pp • HHIP non-PCS loss ratio of 53%, a 6pp improvement YoY • HHIP PCS loss ratio of 68%, LA wildfires contributed 56pp • Consolidated Net Loss Ratio of 106%, LA wildfires contributed 51pp Improving Operating Leverage • Investments in operational efficiencies continued to pay off as fixed expenses (S&M, T&D, and G&A) declined by $7m while revenue increased by $25m YoY, resulting in an 18pp decrease YoY in these costs as a percentage of revenue, from 48% of revenue in Q1’24 to 30% in Q1’25 1 Pending regulatory approval

Underlying improvement in profitability masked by impact of LA wildfires • Q1 Net Loss attributable to Hippo increased YoY by $12m to $48m; LA wildfires contributed $45m2 • Q1 adjusted EBITDA loss increased $21m to $41m; LA wildfires contributed $45m2 Financial Strength • Cash and investments, excluding restricted cash, decreased $42m QoQ to $528m; decrease was mostly related to losses from LA wildfires • Spinnaker surplus of $198m • Signed an agreement to raise a $50m surplus note; pending regulatory approval, expected to close in Q2’25 First Quarter Earnings Conference Call and Webcast Information Date: Wednesday, May 7, 2025 Time: 5:00 p.m. Eastern Time / 2:00 p.m. Pacific Time Dial In: +1 833 470 1428 / Global Dial-In Numbers Access: 093248 Webcast: https://events.q4inc.com/attendee/927507195 A replay of the webcast will be made available after the call in the investor relations section of the company’s website at https://investors.hippo.com/ Information about Key Operating Metrics/Non-GAAP Financial Measures We define gross loss ratio expressed as a percentage, as the ratio of the gross losses and loss adjustment expenses, to the gross earned premium. We define TGP as the aggregate written premium placed across all of our business platforms for the period presented. We measure TGP as it reflects the volume of our business irrespective of choices related to how we structure our reinsurance treaties, the amount of risk we retain on our own balance sheet, or the amount of business written in our capacity as an MGA, agency, or as an insurance carrier/reinsurer. We define adjusted EBITDA, a Non-GAAP financial measure, as net loss attributable to Hippo excluding interest expense, income tax expense, depreciation, amortization, stock-based compensation, net investment income, restructuring charges, impairment expense, gains and losses on sales of business, other non-cash fair market value adjustments, contingent consideration for one of our acquisitions, and other transactions, which may include certain legal fees and settlement costs, that we consider to be unique in nature. We exclude these items from Adjusted EBITDA because we do not consider them to be directly attributable to our underlying operating performance. This Non-GAAP financial measure is in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of this Non- GAAP financial measure to its most directly comparable GAAP counterpart is included in the shareholder letter referenced above. We believe that these non-GAAP measures of financial results provide useful supplemental information to investors about Hippo. 2 $45m includes selling of our subrogation rights, CA FAIR assessment, and reinstatement premium

Forward-looking statements safe harbor Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial results and other operating and performance metrics, our business strategy, our cost reduction efforts, the quality of our products and services, and the potential growth of our business. These statements are based on the current expectations of Hippo’s management and are not predictions of actual performance. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, and many actual events and circumstances are beyond the control of Hippo. These forward-looking statements are subject to a number of risks and uncertainties, including our ability to navigate extensive insurance industry regulations and the scrutiny of state insurance regulators, our ability to achieve or maintain profitability in the future; our ability to retain and expand our customer base and grow our business, including our builder network; our ability to manage growth effectively; risks relating to Hippo’s brand and brand reputation; denial of claims or our failure to accurately and timely pay claims; the effects of intense competition in the segments of the insurance industry in which we operate; the availability and adequacy of reinsurance, including at current coverage, limits or pricing; our ability to underwrite risks accurately and charge competitive yet profitable rates to our customers, and the sufficiency of the analytical models we use to assess and predict exposure to catastrophe losses; risks related to our proprietary technology and our digital platform; outages or interruptions or delays in services provided by our third party providers, including our data vendors; risks related to our intellectual property; the seasonal and cyclical nature of our business; the effects of severe weather events and other natural or man-made catastrophes, including the effects of climate change, global pandemics, and terrorism; continued disruptions from the COVID-19 pandemic; any overall decline in economic activity; regulators’ identification of errors in the policy forms we use, the rates we charge, and our customer communications including, but not limited to, cancellations, non-renewals and reinstatements through market conducts, complaints, or other inquiries; the effects of existing or new legal or regulatory requirements on our business, including with respect to maintenance of risk-based capital and financial strength ratings, data privacy and cybersecurity, and the insurance industry generally; and other risks set forth in the sections entitled “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Hippo does not presently know, or that Hippo currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Hippo’s expectations, plans, or forecasts of future events and views as of the date of this press release. Hippo anticipates that subsequent events and developments will cause Hippo’s assessments to change. However, while Hippo may elect to update these forward-looking statements at some point in the future, Hippo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Hippo’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

About Hippo Hippo is protecting the joy of homeownership, helping to safeguard customers' most important financial asset by harnessing the power of real-time data and a growing suite of home services to deliver proactive home protection. Hippo Holdings Inc. operating subsidiaries include Hippo Insurance Services, Hippo Builder Insurance Agency, Hippo Home Care, Spinnaker Insurance Company, Spinnaker Specialty Insurance Company, and Wingsail Insurance Company. Hippo Insurance Services and Hippo Builder Insurance Agency are licensed property casualty insurance agents with products underwritten by various affiliated and unaffiliated insurance companies. For more information, visit http://www.hippo.com. Contacts Investors: Sammy Ng Investors@hippo.com Press: Mark Olson press@hippo.com